UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________________
FORM 8-K
_________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 28, 2026
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QT IMAGING HOLDINGS, INC.
(Exact name of Registrant as Specified in Charter)
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Delaware	001-40839	86-1728920
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation or Organization)	File Number)	Identification Number)

3 Hamilton Landing, Suite 160
Novato, CA 94949
(Address of principal executive offices, including Zip Code)
(415) 842-7250
(Registrant's telephone number, including area code)
________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, par value $0.0001 per share	QTI	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
On July 28, 2026, QT Imaging Holdings, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”).
At the Annual Meeting, of the 13,768,903 shares of the Company’s common stock outstanding and entitled to vote, 8,698,769 shares were represented, constituting a quorum. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:
Proposal 1: Each of the nominees for Class II director were elected to serve until the Company’s 2029 Annual Meeting of Stockholders or until their respective successors are elected and qualified, by the votes set forth in the table below:

Name	For	Withhold
Professor Zeev Weiner	6,301,278	423,233
Bryan Timm	6,673,820	50,691
Proposal 2: The stockholders ratified the appointment of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, by the votes set forth in the table below:

For	Against	Abstained
8,616,331	50,067	32,371
Proposal 3: The stockholders approved an amendment to the Company’s 2024 Equity Incentive Plan to increase to increase the number of shares authorized and reserved for issuance, by the votes set forth in the table below:

For	Against	Abstained
5,683,009	999,875	41,627
No other items were presented for stockholder approval at the Annual Meeting.
Item 8.01    Other Events
On July 28, 2026, the Company issued a press release announcing the results of the Annual Meeting, entitled “QT Imaging Holdings Announces Results of 2026 Annual Stockholder Meeting”. A copy of the press release is attached to this Current Report on Form 8-K (this “Current Report”) as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Item

99.1	Press release, dated July 28, 2026, entitled “QT Imaging Holdings Announces Results of 2026 Annual Stockholder Meeting.”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	July 28, 2026
		By:	/s/ Raluca Dinu
		Name:	Raluca Dinu
		Title:	Chief Executive Officer